Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
BY CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Kevin Mansell, Chief Executive Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 27, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 30, 2012	/s/ Kevin Mansell
Kevin Mansell
Chairman, President and Chief Executive Officer
(Principal Executive Officer)